                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2005

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                              PRIMUS GUARANTY, LTD.
             (Exact name of registrant as specified in its charter)

                BERMUDA                                001-32307                            NOT REQUIRED
    (State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification No.)
     incorporation or organization)

                                 CLARENDON HOUSE
                                 2 CHURCH STREET
                             HAMILTON HM 11, BERMUDA
               (Address of principal executive offices) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 441-296-0519

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

Press Release announcing private offering of notes by Primus Financial Products,
LLC, a principal operating subsidiary of the Registrant.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRIMUS GUARANTY, LTD.

                              By:      /s/ Richard Claiden
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                                       Richard Claiden
                                       Chief Financial Officer
                                       (Duly Authorized Officer and Principal
                                       Financial Officer)

Dated: December 15, 2005

                                Index to Exhibits
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Exhibit No.                       Description
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99.1                              Press Release dated December 15, 2005 issued
                                  by the Registrant.